1 Investor Presentation TriState Capital Holdings, Inc. (NASDAQ: TSC) Third Quarter Ended September 30,TRISTATE CAPITAL | INVESTOR 2020 PRESENTATION

2 Important Information About this presentation Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended September 30, 2020, compared to the same TTM period the year prior; and balance sheet data is as of September 30, 2020 compared to one year prior. Forward looking statements: This presentation may contain “forward- looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. TRISTATE CAPITAL | INVESTOR PRESENTATION

3 Why TSC Branchless, scalable and capital efficient model Premier private banking, commercial banking and niche investment management products and services to sophisticated corporate, institutional and high-net-worth clients Truly exceptional asset quality Unique and high quality lending relationships result in peer and industry leading asset quality metrics that keep credit costs low Annual Key Metrics ($000s) TTM at 9/30/20 Growth 1 $187,754 8% Among Fortune's 100 Revenue Deposits $8,183,713 34% fastest-growing Loans $7,654,446 27% companies in 2019 for the AUM $9,653,000 — third consecutive year Bank efficiency ratio 54.22% NPLs/ total loans 9 bps NCOs/ average loans —% 1 Non-GAAP financial metric reconciled on slide 36. TRISTATE CAPITAL | INVESTOR PRESENTATION

4

Three Differentiated Businesses Drive Growth

Premier businesses which have low correlation yet are symbiotic, highly scalable with efficient use of capital and provide revenue diversity

BUSINESS	COMMERCIAL BANKING	PRIVATE BANKING	INVESTMENT MANAGEMENT
MARKETPLACE	Regional (primarily PA, OH, NJ, NY)	National	National
SALES	Regional loan offices	National and inside sales	National and inside sales
DISTRIBUTION	Businesses with annual revenues of $10M-$300M	RIAs Regional broker/dealers Non-bank trust companies Family offices	Institutional RIAs Wirehouses
SOLUTIONS	C&I and CRE lending Equipment finance Treasury & liquidity management Financial services & fund finance	Loans backed by marketable securities or prime-issuer cash value life insurance Treasury & liquidity management	Fixed income and equity management
CAPITAL REQUIREMENTS	Standard risk-based and leverage	Primarily non-risk weighted	Primarily for acquisition purposes
SIZE	$3B in loans	$4B in loans	$10B in AUM
KEY FEATURES	Exceptional credit quality	Exceptional credit quality Dominant provider of securities-based lending	9 strategies beating their respective 3- & 5-year benchmarks

TRISTATE CAPITAL BANK | TRISTATE CAPITAL BANK | CHARTWELL INVESTMENT PARTNERS

TRISTATE CAPITAL | INVESTOR PRESENTATION

Middle Market 5 Commercial Lending Delivering 21% organic commercial loan growth YOY by sourcing and serving local clients through Mid-Atlantic representative offices Commercial Loans $4B $3.20 $3B $2.88 $2.26 $2B $1.92 $1.67 Bi llions $1.50 2020 growth reflects true, organic demand, $1B and no PPP lending $0B 2015 2016 2017 2018 2019 3Q20 CRE: owner-occupied CRE: non-owner occupied C&I TRISTATE CAPITAL | INVESTOR PRESENTATION

Middle Market 6 Commercial Lending In-market relationships and diversified across industries, property type and geographies 1% 18% 19% 17% 27% 26% C&I CRE Commercial 5% Loans Loans 48% Loans $2.06B 17% $3.20B 10% $1.14B 21% 16% 24% 16% 24% 11% Finance & Insurance Non-owner-occupied Western PA Service Owner-occupied Eastern PA Real Estate Multifamily/apartment Ohio Manufacturing Land Development New Jersey Transportation Construction New York All others TRISTATE CAPITAL | INVESTOR PRESENTATION

7 Credit Risk Profile Product of differentiated model and investments in talent + tech Private banking loans collateralized by marketable securities • Fastest-growing loan product • Collateral monitored and priced daily through premier Capital Risk Profile relationships by TSC experts and tech • Primarily marketable equity and fixed-income securities collateral 58% • Minimal risk weighting - favorable regulatory capital treatment Private Banking • Minimal reserve levels required under incurred loss method or CECL • History of zero private banking losses since inception Total Loans Responsible loan portfolio growth $7.65B • Highly experienced lending and credit management talent • Expert teams dedicated to managing commercial and private 42% banking loan credit risk, with career portfolio managers Commercial • Disciplined loan approval process • Commercial focus on the highest-quality borrowers with proven track records • Net charge-offs since 2008 total just $57M TRISTATE CAPITAL | INVESTOR PRESENTATION

8 Fastest Growing Portfolio TSC's fastest growing category Private of lending aimed at assisting financial advisors of all types Banking provide enhanced value to their clients Securities-based Lending Loans over-collateralized by marketable securities or cash value life insurance (CVLI) policies from select, top-rated issuers No loss history Median LTV <35% Marketable securities collateral consist of liquid and primarily well-diversified portfolios TRISTATE CAPITAL | INVESTOR PRESENTATION

9 Private Banking Loans Dominant independent provider of securities-based lending Private Banking Loans TSC Network Advisors $5B Unrivaled network of independent financial $4.46 advisors, trust officers and family office $4B executives seeking to add value for their $3.70 clients $3B $2.87 TSC Network Firms Strong executive- and board-level $2.27 relationships with broker-dealers, regional $2B $1.74 securities firms, RIAs, family offices and trust $1.34 companies that do not offer banking services themselves $1B $0B 2015 2016 2017 2018 2019 3Q20 TRISTATE CAPITAL | INVESTOR PRESENTATION

Independent Provider of 10 Advisor Solutions Serving those who serve high net worth individuals and families Through our referral network of 235 firms, Securities- Based TSC provides holistic solutions for 60,000+ Private Bank advisors and, in turn, their HNW clients, by: Lending Future Services Complementing advisors capabilities with unique and essential products and services which can be integrated into their environments Chartwell’s Treasury Niche FINANCIAL Customizing technology, including digital Management Investment ADVISORS Services lending platform, and in-person delivery Products & their clients to meet their needs and clients' expectations Optimizing risk management and monitoring through smart and scalable Future Products proprietary collateral monitoring system Premium Respecting Cash their relationships by Management supporting, and not competing with, them TRISTATE CAPITAL | INVESTOR PRESENTATION

Chartwell Investment 11 Partners 50+ person boutique asset manager located outside of Philadelphia offering equity and fixed income strategies Augmenting institutional inflows while building strong Advisory Services momentum: Advisory Services up to 20% in MRQ from 8% when Chartwell was acquired in 2014 Investment Strategies Distribution Channels 10% 14% 20% 10% 2% $9.65B 6% $9.65B AUM 7% AUM 57% 74% Value Equity Growth Equity Institutional Conservative Allocation Fixed Income Subadvisory Large Cap Equity Mutual Funds Advisory Services/ Managed Accounts TRISTATE CAPITAL | INVESTOR PRESENTATION

12 Investment Performance Chartwell's strategies provide strategies outperforming strong risk-adjusted returns their respective benchmarks 9 3 through active management for 3 and 5 years Investment management fees provide significant income diversification, generating 1 EQUITY FIXED INCOME over 18% of total revenue and over 60% of ORIENTED ORIENTED non-interest income2 STRATEGIES STRATEGIES Strong investment performance contributed Small Cap Value Intermediate High to positive net inflows of $156M in 3Q20 and Grade Smid Value new-business pipeline commitments of Core High Grade >$200M from institutional investors Mid Cap Value Core Plus Small Cap Growth Continue to leverage distribution synergies High Yield Large Cap Growth to expand Advisor Services capabilities Short Duration BB- Dividend Value Rated High Yield Covered Call Short Duration High Grade Corporate 1 TTM data. Non-GAAP financial metric reconciled on slide 36. Chartwell Income Fund 2 Non-interest income excludes net gains on the sale of debt securities. 3 Strategies outperforming their respective benchmarks for the 3 and 5 years TRISTATE CAPITAL | INVESTOR PRESENTATION ended September 30, 2020 shown in white font.

13 Non-Interest Income Engine Non-interest Income Chartwell contributes significant investment $60M 100% management fee income $52.4 $52.8 $46.4 $46.7 $48.0 Back-to-back, loan-level interest rate swap $45M 75% offerings for clients provide non-interest fees $35.5 No regulatory capital required to generate $30M 50% fees making meaningful top-line contribution $15M 25% 1 $0M 0% 28% of TTM revenue 2015 2016 2017 2018 2019 TTM from non-interest Investment management income Swaps Other Non-Interest Income/Revenue 1 Non-GAAP financial metric reconciled on slide 36. TRISTATE CAPITAL | INVESTOR PRESENTATION

14 Revenue Growth Total Revenue $200M $188 Organic loan growth drives net interest $179 $53 income $161 $52 $48 Uncorrelated, but complementary, revenue $150M $138 streams enable robust organic growth $121 $47 $135 $127 complemented by strategic investment $103 $46 $100M $113 management acquisitions $35 $91 $75 $68 $50M 8% annual revenue1 $0M growth over TTM 2015 2016 2017 2018 2019 TTM Net Interest Income Non-Interest Income, ex. Securities Gains/Losses 1 Non-GAAP financial metric reconciled on slide 36. TRISTATE CAPITAL | INVESTOR PRESENTATION

15 Operating Leverage Driven by revenue growth, scalable non-branch model and prudent expense management enable continued investment in growth Efficient branchless banking platform Superior Revenue/ Employee $700K $622K 1.39% non-interest $600K expense / average assets $500K TTM, compared to 2.54% for 1 the median peer $400K $300K 53.66% bank efficiency ratio $200K YTD, compared to 53.94% in prior year period $100K 2015 2016 2017 2018 2019 3Q20 1 Highly scalable investment TSC $5B-$10B Bank Median manager Chartwell’s current business capable of doubling AUM 1 Peer data for bank holding companies with $5B-$10B in assets for MRQ. Analysis of net interest income plus non-interest income, annualized, divided by period- end FTE employees based on data from S&P Global Market Intelligence. TRISTATE CAPITAL | INVESTOR PRESENTATION

16 Treasury Management a Strategic Priority 28%v 13v 400v Treasury 13 dedicated & More than 400 management experienced clients & deposits up ~28% professionals growing Investments in best-in- Growth in treasury 13 treasury Including deposit- class talent and management management only clients with technology beginning in deposits to $1.35B professionals essential need for contributed to providing high- treasury 2016 are paying off for our ~14% total deposit touch service management clients and our business growth, year-over- across regional services year footprint TRISTATE CAPITAL | INVESTOR PRESENTATION TRISTATE CAPITAL | INVESTOR PRESENTATION

Treasury Management 17 Deposits Sophisticated capability, expertise within industry verticals, high-touch service, combined with transparent fee structures driving growth in product, balance and revenue Treasury Management 2% 2% Deposit Accounts 2% $1.5B 4% $1.35 21% $1.11 $1.12 12% $1.05 $1.07 $1.0B Deposit Balances 9% $1.35B $0.5B 25% 11% 12% $0.0B 12/31/19 09/30/19 03/31/20 06/30/20 09/30/20 Lending Client - Operating Accounts Payment Processors 2 Real Estate (Investments & Services) Financial Entities (Funds, Custody, Trust) 1 Financial Intermediaries Family Offices & Foundations C&I Non-Lending Non-Profit Organizations Financial Entities (Banks) Other 1 Includes broker dealers and advisory TRISTATE CAPITAL | INVESTOR PRESENTATION 2 Includes Third party and class action

18 Superior Credit Quality Designed to maintain low annual credit costs relative to peers Commercial Allowance/ Commercial Allowance/ Total Loans Loans (Excludes Private Bank Loans) 1.6% 1.6% 1.10% 1.2% 1.2% 1.04% 0.89% 0.8% 0.63% 0.8% 0.67% 0.55% 0.50% 0.42% 0.34% 0.40% 0.4% 0.26% 0.21% 0.4% 0.0% 0.0% 2015 2016 2017 2018 2019 3Q20 2015 2016 2017 2018 2019 3Q20 NPLs / Total Loans NCOs / Average Loans 0.8% $7.7 $8B 0.8% $6.6 0.59% 0.6% 0.52% $6B 0.6% 0.50% $5.1 0.48% 0.48% 0.47% 0.47% 0.48% $4.2 0.4% 0.4% $3.4 $4B US Bank Aggregate $2.8 0.2% 0.10% 0.2% $2B 0.08% 0.09% —% 0.02% —% 0.04% (0.03)% —% 0.0% 0.09% 0.0% $0B 2015 2016 2017 2018 2019 3Q20 2015 2016 2017 2018 2019 3Q20 Total Loans NPLs / Total Loans TRISTATE CAPITAL | INVESTOR PRESENTATION

Commercial Loan 19 Deferrals Commercial balances with deferral agreements at September 30, 2020 totaled $242M, or ~3% of total loans, compared to $389M, or <6%, at June 30, 2020 Loans with Deferral Deferrals Deferrals Balances Deferrals as % of as % of Agreements/ Total Loans Category at at Total Total 9/30/20 9/30/20 Deferrals Loans C&I 0.2% Manufacturing $ 110.7 $ 4.8 2.0% 6 bps CRE 2.9% C&I Information $ 48.3 $ 10.4 4.3% 14 bps Mining $ 22.4 $ 1.8 0.7% 2 bps Multifamily $ 622.8 $ 39.4 16.2% 5 bps Total Office $ 443.8 $ 65.4 26.9% 9 bps Loans (1) Retail $ 315.1 $ 54.9 22.5% 7 bps $7.65B Industrial $ 279.5 $ 8.2 3.4% 1 bps Educational/ Other CRE $ 101.4 $ 2.0 0.8% — bps Centers Developed Land $ 49.3 $ 4.4 1.8% 1 bps Hotel $ 57.2 $ 42.7 17.5% 6 bps Self Storage $ 42.7 $ 7.9 3.3% 1 bps 1 Includes approximately $9.4M of CRE loans to restaurant operations, approximately $5.1M of TRISTATE CAPITAL | INVESTOR PRESENTATION which has been deferred, as of September 30, 2020.

20

Reserve Expectations

Low TSC allowance/loans ratio reflects attractive risk profile

Reflects TSC's focus on high-quality and seasoned commercial borrowers, proactive approach to managing credit risk, and majority of portfolio in private banking loans collateralized by marketable securities

37-79 bps below the year-end average for U.S. commercial banks with $5B-$10B of assets, 2009-19

Expected to remain well below the average for $5B-$10B-asset U.S. commercial banks, under both the incurred loss method utilized today and future implementation of CECL

With CECL adoption, year-end allowance is estimated to range $30M-$35M, representing 85-105 bps of commercial loans



Allowance/ Total Loans
3%
2%
1%
0%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
3Q20
TSC Allowance / Loans
TSC Commercial Allowance/ Commercial Loans
$5B-$10B Commercial Bank Average ALL/ Loans

TRISTATE CAPITAL | INVESTOR PRESENTATION

21

Flexible Balance Sheet

Enables active management of interest rate risk in changing markets

Agile liability pricing

Majority of funding through variable rate deposits repriced monthly



~ 22%
~ 5%
~ 15%
~ 14%
~ 44%
Total Deposits $8.18B
Linked to EFF* or other benchmark
Rates set at bank discretion
Fixed-rate CDs (~5-7 month duration)
Other fixed-rate term
Non-interest bearing

Disciplined loan repricing

Effective use of interest rate floors



Floating Rate ~ 93%
~ 85%
~ 8%
~ 7%
Total Loans $7.65B
Indexed to 30-Day LIBOR
Indexed to Prime or Other
Fixed-rate

* Effective Federal Funds Rate

TRISTATE CAPITAL | INVESTOR PRESENTATION

Strong Balance Sheet 22 Leads to Capital Efficiency 61% of balance sheet is comprised of cash & equivalents, investments and private banking loans collateralized by liquid marketable securities or cash value life insurance policies Balance Sheet Capital Profile $10B $9.49 15% $7.77 $7.5B $6.04 10% $4.78 $5B $3.93 $3.30 12.57% 11.47% 5% $2.5B 10.30% 8.48% 7.13% 5.56% $0B 0% 2015 2016 2017 2018 2019 3Q20 2015 2016 2017 2018 2019 3Q20 Period Ending Period Ending Private Banking Channel Loans (net) Tangible equity to tangible assets Total Commercial Banking Loans (net) 1 TCE ratio ex. private banking Cash and cash equivalents Tier 1 leverage ratio Total investment securities Common equity tier 1 risk-based capital ratio Goodwill and other intangibles, net Tier 1 risk-based capital ratio Other assets Total risk-based capital ratio Return on average common equity 1 TCE ratio ex. private banking, a non-GAAP financial metric used to provide a greater understanding of TriState Capital's capital adequacy while excluding PB channel loans because of their minimal capital requirements, is calculated as tangible common equity divided by tangible assets excluding private banking loans. TRISTATE CAPITAL | INVESTOR PRESENTATION

23 Capital Strength Supports High-Growth Strategy Raised >$300M in past two years Announced agreement with Stone Point Capital LLC in October to sell common stock, preferred stock and warrants for $105M in growth capital Raised >$97M in new capital in 2Q20 through registered offering of subordinated notes Non-cumulative perpetual preferred stock offerings in 2018-19 raised $116M, providing Deployed $66M raised in additional Tier 1 capital for holding company ‘13 IPO in three accretive Capital Ratios Holding Co. Bank investment management 1 Tier 1 leverage 6.23% 7.00% acquisitions while CET 1 risk-based 8.48% 11.89% organically growing Tier 1 risk-based 10.56% 11.89% balance sheet by >$7B Total risk-based 12.85% 12.46% 1 Chartwell acquisition closed 3/5/2014,TKG acquisition closed 4/29/2016, and TRISTATE CAPITAL | INVESTOR PRESENTATION Columbia acquisition closed 4/6/2018. 2

24 Investment Profile Investment Profile1 Closing Price $ 13.61 52-Week High $ 26.43 52-Week Low $ 7.59 Common Shares Outstanding 29.8 M Price/ LTM EPS 9.93 x Price/ Book 0.77 x Price/ Tangible Book 0.88 x Float $ 27.3 M Average Daily Volume (3 mos.) ~ 114,000 TSC is well positioned Insider Ownership ~8 % to produce robust earnings as we expand each of our businesses into 2021 and beyond TRISTATE CAPITAL | INVESTOR PRESENTATION 1 Market data as of October 22, 2020.

25 Appendix TRISTATE CAPITAL | INVESTOR PRESENTATION

26

Key Performance Ratios

(Dollars in thousands)	As of and For the Three Months Ended					As of and For the Years Ended	
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	December 31, 2019	December 31, 2018
Performance ratios:							
Return on average assets [(1)]	0.39 %	0.45 %	0.65 %	0.78 %	0.94 %	0.89 %	1.04 %
Return on average common equity [(2)]	5.56 %	6.62 %	8.59 %	10.07 %	11.82 %	11.47 %	12.57 %
Net interest margin	1.46 %	1.52 %	1.84 %	1.84 %	1.94 %	1.97 %	2.26 %
Total revenue	$ 46,619	$ 46,467	$ 48,181	$ 46,487	$ 46,353	$ 179,423	$ 161,391
Pre-tax, pre-provision net revenue	$ 15,192	$ 18,371	$ 19,037	$ 16,368	$ 18,580	$ 67,274	$ 60,234
Bank efficiency ratio	58.73 %	50.39 %	51.86 %	56.03 %	50.70 %	54.49 %	53.09 %
Non-interest expense to average assets	1.31 %	1.22 %	1.47 %	1.60 %	1.59 %	1.66 %	1.93 %
Asset quality:							
Non-performing loans	$ 6,754	$ 6,780	$ 184	$ 184	$ 184	$ 184	$ 2,237
Non-performing assets	$ 9,478	$ 9,504	$ 4,434	$ 4,434	$ 4,434	$ 4,434	$ 5,661
Other real estate owned	$ 2,724	$ 2,724	$ 4,250	$ 4,250	$ 4,250	$ 4,250	$ 3,424
Non-performing assets to total assets	0.10 %	0.10 %	0.05 %	0.06 %	0.06 %	0.06 %	0.09 %
Non-performing loans to total loan	0.09 %	0.09 %	— %	— %	— %	— %	0.04 %
Allowance for loan and lease losses to loans	0.40 %	0.32 %	0.25 %	0.21 %	0.22 %	0.21 %	0.26 %
Allowance for loan and lease losses to non-performing loans	454.63 %	343.30 %	9,404.35 %	7,667.39 %	7,268.48 %	7,667.39 %	590.43 %
Net charge-offs (recoveries)	$ —	$ 33	$ (203)	$ (6)	$ 35	$ (1,868)	$ 1,004
Net charge-offs (recoveries) to average total loans	— %	— %	(0.01)%	— %	— %	(0.03)%	0.02 %
Investment management segment:							
Assets under management	$ 9,653,000	$ 9,254,000	$ 8,323,000	$ 9,701,000	$ 9,615,000	$ 9,701,000	$ 9,189,000
EBITDA	$ 1,551	$ 1,031	$ 1,217	$ 714	$ 932	$ 5,824	$ 6,900

(1) Net income divided by total average assets.
(2) Net income available to common shareholders divided by average common equity.

TRISTATE CAPITAL | INVESTOR PRESENTATION

27

Income Statement

(Dollars in thousands, except per share data)	For the Three Months Ended					For the Years Ended	
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	December 31, 2019	December 31, 2018
Income statement data:							
Interest income	$ 50,222	$ 51,661	$ 64,202	$ 65,474	$ 67,732	$ 262,447	$ 199,786
Interest expense	16,748	18,177	29,280	32,408	35,416	135,390	86,382
Net interest income	33,474	33,484	34,922	33,066	32,316	127,057	113,404
Provision (credit) for loan and lease losses	7,430	6,005	2,993	728	(607)	(968)	(205)
Net interest income after provision for loan and lease losses	26,044	27,479	31,929	32,338	32,923	128,025	113,609
Non-interest income:							
Investment management fees	8,095	7,738	7,638	8,862	8,902	36,442	37,647
Net gain (loss) on the sale and call of debt securities	3,744	14	57	70	206	416	(70)
Other non-interest income	5,050	5,245	5,621	4,559	5,135	15,924	10,340
Total non-interest income	16,889	12,997	13,316	13,491	14,243	52,782	47,917
Non-interest expense:							
Intangible amortization expense	478	486	502	503	502	2,009	1,968
Change in fair value of acquisition earn out	—	—	—	—	—	—	(218)
Other non-interest expense	30,949	27,610	28,642	29,616	27,271	110,140	99,407
Total non-interest expense	31,427	28,096	29,144	30,119	27,773	112,149	101,157
Income before tax	11,506	12,380	16,101	15,710	19,393	68,658	60,369
Income tax expense	2,177	1,979	3,206	1,106	3,059	8,465	5,945
Net income	$ 9,329	$ 10,401	$ 12,895	$ 14,604	$ 16,334	$ 60,193	$ 54,424
Preferred stock dividends	1,962	1,962	1,962	1,962	1,962	5,753	2,120
Net income available to common shareholders	$ 7,367	$ 8,439	$ 10,933	$ 12,642	$ 14,372	$ 54,440	$ 52,304
Earnings per common share:							
Basic	$ 0.26	$ 0.30	$ 0.39	$ 0.45	$ 0.52	$ 1.95	$ 1.90
Diluted	$ 0.26	$ 0.30	$ 0.38	$ 0.44	$ 0.50	$ 1.89	$ 1.81

TRISTATE CAPITAL | INVESTOR PRESENTATION

28 Period-End Balance Sheet As of (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2020 2020 2020 2019 2019 Period-end balance sheet data: Cash and cash equivalents $ 608,302 $ 724,942 $ 1,010,128 $ 403,855 $ 383,948 Total investment securities 820,223 812,140 606,736 469,150 468,721 Loans and leases held-for-investment 7,654,446 7,170,770 6,958,149 6,577,559 6,016,680 Allowance for loan and lease losses (30,706) (23,276) (17,304) (14,108) (13,374) Loans and leases held-for-investment, net 7,623,740 7,147,494 6,940,845 6,563,451 6,003,306 Goodwill and other intangibles, net 64,389 64,867 65,352 65,854 66,357 Other assets 377,136 380,398 367,000 263,500 276,117 Total assets $ 9,493,790 $ 9,129,841 $ 8,990,061 $ 7,765,810 $ 7,198,449 Deposits $ 8,183,713 $ 7,831,471 $ 7,782,759 $ 6,634,613 $ 6,094,605 Borrowings, net 395,439 395,552 330,000 355,000 330,000 Other liabilities 271,438 269,987 262,922 154,916 169,337 Total liabilities 8,850,590 8,497,010 8,375,681 7,144,529 6,593,942 Preferred stock 116,079 116,079 116,079 116,079 116,064 Common shareholders' equity 527,121 516,752 498,301 505,202 488,443 Total shareholders' equity 643,200 632,831 614,380 621,281 604,507 Total liabilities and shareholders' equity $ 9,493,790 $ 9,129,841 $ 8,990,061 $ 7,765,810 $ 7,198,449 TRISTATE CAPITAL | INVESTOR PRESENTATION

29 Capital Ratios As of September 30, June 30, March 31, December 31, September 30, 2020 2020 2020 2019 2019 TSCH capital ratios: Tier 1 leverage ratio 6.23% 6.30% 7.19% 7.54% 7.91 % Common equity tier 1 risk-based capital ratio 8.48% 8.54% 8.81% 9.32% 9.58 % Tier 1 risk-based capital ratio 10.56% 10.68% 11.07% 11.75% 12.15 % Total risk-based capital ratio 12.85% 12.89% 11.42% 12.05% 12.40 % TSCB capital ratios: Tier 1 leverage ratio 7.00% 7.11% 7.36% 7.22% 7.20 % Common equity tier 1 risk-based capital ratio 11.89% 12.07% 11.34% 11.26% 11.07 % Tier 1 risk-based capital ratio 11.89% 12.07% 11.34% 11.26% 11.07 % Total risk-based capital ratio 12.46% 12.52% 11.69% 11.57% 11.38 % TRISTATE CAPITAL | INVESTOR PRESENTATION

30 Loan Composition (Dollars in thousands) As of September 30, June 30, March 31, December 31, September 30, Loan and Lease Composition 2020 2020 2020 2019 2019 Private banking $ 4,458,767 $ 4,063,116 $ 3,915,555 $ 3,695,402 $ 3,368,142 C&I 1,138,288 1,152,880 1,191,104 1,085,709 992,508 CRE 2,057,391 1,954,774 1,851,490 1,796,448 1,656,030 Loans and leases held-for-investment $ 7,654,446 $ 7,170,770 $ 6,958,149 $ 6,577,559 $ 6,016,680 Private banking 58.3% 56.6% 56.3% 56.2% 56.0 % C&I 14.9% 16.1% 17.1% 16.5% 16.5 % CRE 26.8% 27.3% 26.6% 27.3% 27.5 % Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0 % TRISTATE CAPITAL | INVESTOR PRESENTATION

31 Deposit Composition (Dollars in thousands) As of September 30, June 30, March 31, December 31, September 30, Deposit Composition 2020 2020 2020 2019 2019 Noninterest-bearing checking accounts $ 439,878 $ 422,341 $ 362,075 $ 356,102 $ 312,285 Interest-bearing checking accounts 3,024,007 2,664,864 2,195,824 1,398,264 1,333,189 Money market deposit accounts 3,662,860 3,547,518 3,783,842 3,426,745 3,149,346 Certificates of deposit 1,056,968 1,196,748 1,441,018 1,453,502 1,299,785 Total deposits $ 8,183,713 $ 7,831,471 $ 7,782,759 $ 6,634,613 $ 6,094,605 Noninterest-bearing checking accounts 5.3% 5.4% 4.7% 5.4% 5.1 % Interest-bearing checking accounts 37.0% 34.0% 28.2% 21.1% 21.9 % Money market deposit accounts 44.8% 45.3% 48.6% 51.6% 51.7 % Certificates of deposit 12.9% 15.3% 18.5% 21.9% 21.3 % Total deposits 100.0% 100.0% 100.0% 100.0% 100.0 % TRISTATE CAPITAL | INVESTOR PRESENTATION

32

Average Balance Sheet

(Dollars in thousands)	Three Months Ended September 30, 2020 Average Balance	Interest Income [(1)]/ Expense	Average Yield/ Rate	June 30, 2020 Average Balance	Interest Income [(1)]/ Expense	Average Yield/ Rate	September 30, 2019 Average Balance	Interest Income [(1)]/ Expense	Average Yield/ Rate
Assets									
Interest-earning deposits	$ 866,502	$ 278	0.13 %	$ 1,098,510	$ 342	0.13 %	$ 388,274	$ 2,144	2.19 %
Federal funds sold	9,071	2	0.09 %	7,883	1	0.05 %	8,424	44	2.07 %
Debt securities available-for-sale	561,378	1,804	1.28 %	329,015	2,026	2.48 %	262,665	2,085	3.15 %
Debt securities held-to-maturity	262,128	1,701	2.58 %	292,898	1,616	2.22 %	174,331	1,537	3.50 %
Equity securities	—	—	— %	—	—	— %	4,720	12	1.01 %
FHLB stock	13,284	196	5.87 %	13,269	305	9.24 %	10,585	382	14.32 %
Total loans and leases	7,386,265	46,256	2.49 %	7,094,744	47,377	2.69 %	5,776,652	61,552	4.23 %
Total interest-earning assets	9,098,628	50,237	2.20 %	8,836,319	51,667	2.35 %	6,625,651	67,756	4.06 %
Other assets	420,887			408,950			288,216		
Total assets	$ 9,519,515			$ 9,245,269			$ 6,913,867		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 2,866,303	3,280	0.46 %	$ 2,327,513	$ 2,719	0.47 %	$ 1,116,624	$ 5,795	2.06 %
Money market deposit accounts	3,811,100	6,944	0.72 %	3,862,068	7,377	0.77 %	3,106,186	18,870	2.41 %
Certificates of deposit	1,121,824	3,674	1.30 %	1,389,984	5,857	1.69 %	1,462,521	9,449	2.56 %
Borrowings:									
FHLB borrowings	300,000	1,392	1.85 %	300,000	1,284	1.72 %	224,130	1,302	2.30 %
Line of credit borrowings	—	—	— %	22,747	260	4.60 %	—	—	— %
Subordinated notes payable, net	95,601	1,458	6.07 %	44,417	680	6.16 %	—	—	— %
Total interest-bearing liabilities	8,194,828	16,748	0.81 %	7,946,729	18,177	0.92 %	5,909,461	35,416	2.38 %
Noninterest-bearing deposits	407,079			417,732			268,013		
Other liabilities	274,480			252,303			137,934		
Shareholders' equity	643,128			628,505			598,459		
Total liabilities and shareholders' equity	$ 9,519,515			$ 9,245,269			$ 6,913,867		
Net interest income [(1)]		$ 33,489			$ 33,490			$ 32,340	
Net interest spread [(1)]			1.39 %			1.43 %			1.68 %
Net interest margin [(1)]			1.46 %			1.52 %			1.94 %

[(1)] *Calculated on a fully taxable equivalent basis.*

TRISTATE CAPITAL | INVESTOR PRESENTATION

33

Average Balance Sheet

	Years Ended December 31,					
	2019			2018		
(Dollars in thousands)	Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate	Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate
Assets						
Interest-earning deposits	$ 313,413	$ 6,628	2.11 %	$ 188,921	$ 3,598	1.90 %
Federal funds sold	8,803	167	1.90 %	8,315	156	1.88 %
Debt securities available-for-sale	250,064	8,119	3.25 %	205,652	6,195	3.01 %
Debt securities held-to-maturity	193,443	6,921	3.58 %	90,895	3,399	3.74 %
Equity securities	6,733	115	1.71 %	10,517	277	2.63 %
FHLB stock	18,043	1,270	7.04 %	15,136	924	6.10 %
Total loans and leases	5,669,507	239,328	4.22 %	4,500,117	185,349	4.12 %
Total interest-earning assets	6,460,006	262,548	4.06 %	5,019,553	199,898	3.98 %
Other assets	281,171			221,467		
Total assets	$ 6,741,177			$ 5,241,020		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 1,058,064	$ 21,480	2.03 %	$ 612,921	$ 11,440	1.87 %
Money market deposit accounts	2,943,541	69,336	2.36 %	2,429,203	45,106	1.86 %
Certificates of deposit	1,371,038	34,776	2.54 %	1,071,556	21,947	2.05 %
Borrowings:						
FHLB borrowings	394,480	8,639	2.19 %	325,356	5,555	1.71 %
Line of credit borrowings	1,234	68	5.51 %	2,568	119	4.63 %
Subordinated notes payable, net	17,335	1,091	6.29 %	34,807	2,215	6.36 %
Total interest-bearing liabilities	5,785,692	135,390	2.34 %	4,476,411	86,382	1.93 %
Noninterest-bearing deposits	267,846			244,090		
Other liabilities	128,618			75,473		
Shareholders' equity	559,021			445,046		
Total liabilities and shareholders' equity	$ 6,741,177			$ 5,241,020		
Net interest income [1]		$ 127,158			$ 113,516	
Net interest spread [1]			1.72 %			2.05 %
Net interest margin [1]			1.97 %			2.26 %

[1] *Calculated on a fully taxable equivalent basis.*

TRISTATE CAPITAL | INVESTOR PRESENTATION

34

Segments

(Dollars in thousands)	Three Months Ended September 30, 2020				Three Months Ended September 30, 2019			
	Bank	Investment Management	Parent and Other	Consolidated	Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 50,222	$ —	$ —	$ 50,222	$ 67,720	$ —	$ 12	$ 67,732
Interest expense	15,297	—	1,451	16,748	35,455	—	(39)	35,416
Net interest income (loss)	34,925	—	(1,451)	33,474	32,265	—	51	32,316
Provision (credit) for loan and lease losses	7,430	—	—	7,430	(607)	—	—	(607)
Net interest income (loss) after provision for loan and lease losses	27,495	—	(1,451)	26,044	32,872	—	51	32,923
Non-interest income:								
Investment management fees	—	8,293	(198)	8,095	—	9,016	(114)	8,902
Net gain on the sale and call of debt securities	3,744	—	—	3,744	206	—	—	206
Other non-interest income	5,027	23	—	5,050	5,113	(9)	31	5,135
Total non-interest income (loss)	8,771	8,316	(198)	16,889	5,319	9,007	(83)	14,243
Non-interest expense:								
Intangible amortization expense	—	478	—	478	—	502	—	502
Other non-interest expense	23,462	6,868	619	30,949	18,949	8,186	136	27,271
Total non-interest expense	23,462	7,346	619	31,427	18,949	8,688	136	27,773
Income (loss) before tax	12,804	970	(2,268)	11,506	19,242	319	(168)	19,393
Income tax expense (benefit)	2,357	251	(431)	2,177	3,142	3	(86)	3,059
Net income (loss)	$ 10,447	$ 719	$ (1,837)	$ 9,329	$ 16,100	$ 316	$ (82)	$ 16,334

TRISTATE CAPITAL | INVESTOR PRESENTATION

35

Segments

(Dollars in thousands)	Nine Months Ended September 30, 2020 Bank	Investment Management	Parent and Other	Consolidated	Nine Months Ended September 30, 2019 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 166,085	$ —	$ —	$ 166,085	$ 196,862	$ —	$ 111	$ 196,973
Interest expense	61,844	—	2,361	64,205	101,891	—	1,091	102,982
Net interest income (loss)	104,241	—	(2,361)	101,880	94,971	—	(980)	93,991
Provision (credit) for loan and lease losses	16,428	—	—	16,428	(1,696)	—	—	(1,696)
Net interest income (loss) after provision for loan and lease losses	87,813	—	(2,361)	85,452	96,667	—	(980)	95,687
Non-interest income:								
Investment management fees	—	23,955	(484)	23,471	—	27,912	(332)	27,580
Net gain on the sale and call of debt securities	3,815	—	—	3,815	346	—	—	346
Other non-interest income	15,893	23	—	15,916	10,467	17	881	11,365
Total non-interest income (loss)	19,708	23,978	(484)	43,202	10,813	27,929	549	39,291
Non-interest expense:								
Intangible amortization expense	—	1,466	—	1,466	—	1,506	—	1,506
Other non-interest expense	64,462	20,498	2,242	87,202	56,872	23,174	478	80,524
Total non-interest expense	64,462	21,964	2,242	88,668	56,872	24,680	478	82,030
Income (loss) before tax	43,059	2,014	(5,087)	39,986	50,608	3,249	(909)	52,948
Income tax expense (benefit)	7,878	381	(897)	7,362	6,825	830	(296)	7,359
Net income (loss)	$ 35,181	$ 1,633	$ (4,190)	$ 32,624	$ 43,783	$ 2,419	$ (613)	$ 45,589

TRISTATE CAPITAL | INVESTOR PRESENTATION

36

Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items

(Dollars in thousands)	For the Three Months Ended September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	For the Years Ended December 31, 2019	December 31, 2018
Total revenue:							
Net interest income	$ 33,474	$ 33,484	$ 34,922	$ 33,066	$ 32,316	$ 127,057	$ 113,404
Total non-interest income	16,889	12,997	13,316	13,491	14,243	52,782	47,917
Less: net gain (loss) on the sale and call of debt securities	3,744	14	57	70	206	416	(70)
Total revenue	$ 46,619	$ 46,467	$ 48,181	$ 46,487	$ 46,353	$ 179,423	$ 161,391
Less: total non-interest expense	31,427	28,096	29,144	30,119	27,773	112,149	101,157
Pre-tax, pre-provision net revenue	$ 15,192	$ 18,371	$ 19,037	$ 16,368	$ 18,580	$ 67,274	$ 60,234
Bank total revenue:							
Net interest income	$ 34,925	$ 34,410	$ 34,906	$ 33,025	$ 32,265	$ 127,996	$ 115,455
Total non-interest income	8,771	5,229	5,709	4,655	5,319	15,467	11,042
Less: net gain (loss) on the sale and call of debt securities	3,744	14	57	70	206	416	(70)
Bank total revenue	$ 39,952	$ 39,625	$ 40,558	$ 37,610	$ 37,378	$ 143,047	$ 126,567
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 23,462	$ 19,967	$ 21,034	$ 21,073	$ 18,949	$ 77,945	$ 67,190
Total revenue (denominator)	$ 39,952	$ 39,625	$ 40,558	$ 37,610	$ 37,378	$ 143,047	$ 126,567
Bank efficiency ratio	58.73 %	50.39 %	51.86 %	56.03 %	50.70 %	54.49 %	53.09 %

Revenue, a non-GAAP financial metric that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses, is the sum of net interest income and non-interest income, excluding net gains on the sale of debt securities. *For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com*

TRISTATE CAPITAL | INVESTOR PRESENTATION

37 Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items For the Three Months Ended For the Years Ended September 30, June 30, March 31, December 31, September 30, December 31, December 31, (Dollars in thousands) 2020 2020 2020 2019 2019 2019 2018 Investment Management EBITDA: Net income $ 719 $ 336 $ 578 $ 13 $ 316 $ 2,433 $ 3,851 Interest expense — — — — — — — Income taxes expense (benefit) 251 102 28 88 3 918 579 Depreciation expense 103 107 109 110 111 464 502 Intangible amortization expense 478 486 502 503 502 2,009 1,968 EBITDA $ 1,551 $ 1,031 $ 1,217 $ 714 $ 932 $ 5,824 $ 6,900 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com TRISTATE CAPITAL | INVESTOR PRESENTATION

38 Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items As of September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share data) 2020 2020 2020 2019 2019 Tangible book value per common share: Common shareholders' equity $ 527,121 $ 516,752 $ 498,301 $ 505,202 $ 488,443 Less: goodwill and intangible assets 64,389 64,867 65,352 65,854 66,357 Tangible common equity (numerator) $ 462,732 $ 451,885 $ 432,949 $ 439,348 $ 422,086 Common shares outstanding 29,828,143 29,851,550 29,762,578 29,355,986 29,296,970 Tangible book value per common share $ 15.51 $ 15.14 $ 14.55 $ 14.97 $ 14.41 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com TRISTATE CAPITAL | INVESTOR PRESENTATION

39

Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items

	As of					
(Dollars in thousands, except per share data)	September 30, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Tangible common equity ratio excluding private banking channel loans:						
Common shareholders' equity	$ 527,121	$ 505,202	$ 440,886	$ 389,071	$ 351,807	$ 325,977
Less: goodwill and intangible assets	64,389	65,854	67,863	65,358	67,209	50,816
Tangible common equity (numerator)	$ 462,732	$ 439,348	$ 373,023	$ 323,713	$ 284,598	$ 275,161
Total assets	9,493,790	7,765,810	6,035,655	4,777,897	3,930,457	3,302,171
Less: goodwill and intangible assets	64,389	65,854	67,863	65,358	67,209	50,816
Tangible assets	$ 9,429,401	$ 7,699,956	$ 5,967,792	$ 4,712,539	$ 3,863,248	$ 3,251,355
Tangible common equity ratio	4.91 %	5.71 %	6.25 %	6.87 %	7.37 %	8.46 %
Tangible assets	9,429,401	7,699,956	5,967,792	4,712,539	3,863,248	3,251,355
Less: private banking loans	4,458,767	3,695,402	2,869,543	2,265,737	1,735,928	1,344,864
Tangible assets excluding private banking loans (denominator)	$ 4,970,634	$ 4,004,554	$ 3,098,249	$ 2,446,802	$ 2,127,320	$ 1,906,491
Tangible common equity ratio excluding private banking loans	9.31 %	10.97 %	12.04 %	13.23 %	13.38 %	14.43 %

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

TRISTATE CAPITAL | INVESTOR PRESENTATION